                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  April 9, 2004
                                                  ------------------


                           HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



             1601B ALTON PARKWAY
              IRVINE, CALIFORNIA                          92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
                                                     ------------------


       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to file complete copies of the agreements listed under the Exhibits Index below, to include certain information which was accidentally omitted when the exhibits were originally filed.




Exhibit No.  Description
----------   --------------

10.1.2 Addendum No. 2 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 1, 2004.

10.1.3 Addendum No. 3 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 20, 2004.

10.22 Series A Convertible Preferred Stock Purchase Agreement dated October 7, 2002 between the Registrant and the Series A Convertible Preferred Stock investors.

          Series A Convertible Preferred Stock Investor
          ---------------------------------------------
          Nathan Freund & Lila Freund
          Robert A. Melnick
          Jacob Bar Lev & Zvia Bar Lev
          Robert J. Neborsky, M.C., Inc. Combined Retirement Trust David Wiener Revocable Trust - 96
          James Enright
          Ioannis Korologos
          Ruth Arbel-Magid & Eliezer Magid
          Richard Melnick
          Kris S. Pogoloff
          Mark W. Collins
          William I. Schoenfeld & Rosalie G. Schoenfeld
          Morrie Lieb
          Mark Capital LLC
          Andrew J. Maffey
          Karma Kapital LLC
          Global Medicine, Inc., MPPP
          Angeliki Frangou
          Jan H. Stahl & Cynthia M. Ruggero

10.23 Consulting Agreement dated September 25, 2002 between the Registrant and Barry Alter.

10.29     Termination   Agreement  dated  November  27,  2002  between  HiEnergy
          Technologies,  Inc. and H.C.  Wainwright & Co., Inc.

10.32 Placement Agent Agreement dated December 16, 2002 between HiEnergy Technologies, Inc. and Seabury Transportation Advisors LLC.

10.38 Award Contract dated January 15, 2003 by the U.S. Department of Defense to HiEnergy Technologies, Inc.

10.56     Form  of  Amendment  No.  1  to  Subscription  Agreement  between  the
          Registrant  and  each  April  2002  Private   Placement  Common  Stock
          investor. The following investors executed this form of agreement:

          April 2002 Private Placement Common Stock Investor
          --------------------------------------------------
          Brian P. Kane
          Ajaib Limited
          Maraline International Ltd.
          Gion Limited
          SLR Limited
          Don Brennan
          Peter DiMatteo
          Pam Gulla
          Robert Galorenzo
          CROFT Investments Limited Partnership
          Robert S. Davimos
          Vertigo Trading Inc.
          J.R. Fishman
          Dean Rose

10.60 Letter Agreement between SBI - USA LLC and HiEnergy Technologies, Inc. dated August 1, 2003.

10.72 Form of Escrow Agreement utilized in connection with the Stock Purchase Agreements filed as Exhibits 10.50, 10.51, 10.52 and 10.58.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HIENERGY TECHNOLOGIES, INC.


APRIL 9, 2004                By: /s/ Bogdan C. Maglich
--------------------           -----------------------------------
(Date)                         Name: Bogdan C. Maglich, Chief Executive Officer,
                               Chairman of the Board, President and Treasurer

                                  EXHIBIT INDEX

Exhibit No. Description
----------  --------------

10.1.2 Addendum No. 2 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 1, 2004.

10.1.3 Addendum No. 3 to Original Lease Agreement dated August 15, 2002, between the Registrant and Del Mar Avionics dated January 20, 2004.

10.22 Series A Convertible Preferred Stock Purchase Agreement dated October 7, 2002 between the Registrant and the Series A Convertible Preferred Stock investors.

          Series A Convertible Preferred Stock Investor
          ---------------------------------------------
          Nathan Freund & Lila Freund
          Robert A. Melnick
          Jacob Bar Lev & Zvia Bar Lev
          Robert J. Neborsky, M.C., Inc. Combined Retirement Trust David Wiener Revocable Trust - 96
          James Enright
          Ioannis Korologos
          Ruth Arbel-Magid & Eliezer Magid
          Richard Melnick
          Kris S. Pogoloff
          Mark W. Collins
          William I. Schoenfeld & Rosalie G. Schoenfeld
          Morrie Lieb
          Mark Capital LLC
          Andrew J. Maffey
          Karma Kapital LLC
          Global Medicine, Inc., MPPP
          Angeliki Frangou
          Jan H. Stahl & Cynthia M. Ruggero

10.23 Consulting Agreement dated September 25, 2002 between the Registrant and Barry Alter.

10.29     Termination   Agreement  dated  November  27,  2002  between  HiEnergy
          Technologies,  Inc. and H.C.  Wainwright & Co., Inc.

10.32 Placement Agent Agreement dated December 16, 2002 between HiEnergy Technologies, Inc. and Seabury Transportation Advisors LLC.

10.38 Award Contract dated January 15, 2003 by the U.S. Department of Defense to HiEnergy Technologies, Inc.

10.56     Form  of  Amendment  No.  1  to  Subscription  Agreement  between  the
          Registrant  and  each  April  2002  Private   Placement  Common  Stock
          investor. The following investors executed this form of agreement:

          April 2002 Private Placement Common Stock Investor
          --------------------------------------------------
          Brian P. Kane
          Ajaib Limited
          Maraline International Ltd.
          Gion Limited
          SLR Limited
          Don Brennan
          Peter DiMatteo
          Pam Gulla
          Robert Galorenzo
          CROFT Investments Limited Partnership
          Robert S. Davimos
          Vertigo Trading Inc.
          J.R. Fishman
          Dean Rose

10.60 Letter Agreement between SBI - USA LLC and HiEnergy Technologies, Inc. dated August 1, 2003.

10.72 Form of Escrow Agreement utilized in connection with the Stock Purchase Agreements filed as Exhibits 10.50, 10.51, 10.52 and 10.58.